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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                              MERCHANTS GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        --------------------------------
                 (State or other jurisdiction of incorporation)

              1-9640                                     16-1280763
    ---------------------------             ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

    250 Main Street, Buffalo, New York                           14202
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  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (716) 849-3333

                                (NOT APPLICABLE)
                      -------------------------------------
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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   Item 8.01. Other Events

              On January 27, 2005, Merchants Group, Inc. issued a press release announcing the declaration of a regular quarterly cash dividend on its common stock.


   Item 9.01. Financial Statements and Exhibits

              The following exhibit is furnished as part of this report:

              Exhibit - 99 Press release dated January 27, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERCHANTS GROUP, INC.


Date:    January 27, 2005
                                            By: /s/ Kenneth J. Wilson
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                                            Kenneth J. Wilson
                                            Chief Financial Officer
                                            Treasurer


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